Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

16.Subsequent Events

(a)On January 27, 2015, an amount of $9,384 was paid as the first installment for the construction of the two LR1 tankers under construction.

(b)On January 29, 2015, the Company paid $0.50 per share for its 8.00% Series B Preferred Shares and $0.55469 per share for its 8.875% Series C Preferred Shares.

(c)On February 13, 2015, the Company agreed the terms of a bank loan for an amount of $35,190 relating to the pre and post delivery financing of the first of its LR1 product carriers, expected to be delivered in the third quarter of 2016.

(d)On February 24, 2015, the Company agreed the terms of a bank loan for an amount of $35,190 relating to the pre and post delivery financing of the second of its LR1 product carriers, expected to be delivered in the third quarter of 2016.

(e)On March 5, 2015, the Company drew down $20,960 for the pre-delivery financing of the LNG carrier under construction, under a loan agreed in September 2014 (Note 7). This amount was paid to the yard the same date.

(f)On March 6, 2015, an amount of $9,800 was paid as the first installment for the construction of the shuttle tanker under construction.

 (g)On March 19, 2015, the Company’s Board of Directors declared a quarterly dividend of $0.06 per share of common stock outstanding to be paid on May 28, 2015 to shareholders of record as of May 21, 2015.

(h)On April 7, 2015, the Company drew down $5,122 for the pre-delivery financing of one aframax tanker under construction, under a loan agreed in June 2014 (Note 7). This amount was paid to the yard the same date.